Exhibit 99.1

Press Release	Source: Ultra Clean Holdings, Inc.
Ultra Clean Reports Fourth Quarter and Full Year 2018 Financial Results

HAYWARD, Calif., February 21, 2019 /PRNewswire/ Ultra Clean Holdings, Inc. (Nasdaq: UCTT), today reported its financial results for the fourth quarter and full year ended December 28, 2018.

“A full quarter of revenue from our new services business, driven by our acquisition of Quantum, contributed to top line growth for the fourth quarter and delivered greater than 18 percent revenue growth for the year,” said Jim Scholhamer, CEO. “We expect the overall semiconductor industry to remain challenged for the near-term so we are implementing a series of rigorous cost structure improvements. These initiatives will improve profitability without compromising our ability to react quickly by seizing opportunities with IDM’s and OEM’s when industry growth resumes.”

Fourth Quarter 2018 GAAP Financial Results

Total revenue was $257.4 million, an increase of 10.0% compared to the third quarter and an increase of 3.4% compared to the same period a year ago.

Gross margin was 17.9% compared to 15.0% last quarter and 17.7% a year ago. Operating margin was 4.0% compared to 0.4% last quarter and 8.8% for the same period last year.

Net loss was $1.1 million or $0.03 per basic and diluted share. This compares to net loss of $6.0 million or $0.15 per basic and diluted share in the previous quarter, and net income of $20.8 million or $0.62 and $0.60 per basic and diluted share last year.

Cash and cash equivalents were $144.1 million, a decrease of $16.2 million compared to the end of the third quarter.

Fourth Quarter Non-GAAP Financial Results

Non-GAAP net income was $8.7 million, or $0.23 per diluted share. This compares to non-GAAP net income of $11.9 million or $0.30 per diluted share in the previous quarter and non-GAAP net income of $20.3 million or $0.59 for the prior year.

Non-GAAP operating margin was 6.5% compared to 6.4% in the previous quarter and 9.5% in the same period a year ago.

The Company has provided a reconciliation of GAAP to non-GAAP financial measures in the financial statement tables included in this press release.

Full Year 2018 GAAP Financial Results

Total revenue was $1,096.5 million, an increase of 18.6% from fiscal year 2017. Gross margin was 16.0% compared to 18.1% a year ago. Operating margin was 5.5% compared to 9.7% in fiscal year 2017. Net income was $36.6 million or $0.95 and $0.94 per basic and diluted share. This compares to net income of $75.1 million or $2.25 and $2.19 per basic and diluted share last year.

Full Year 2018 Non-GAAP Financial Results

Non-GAAP net income was $64.7 million, or $1.66 per diluted share. This compares to non-GAAP net income of $80.3 million or $2.34 per diluted share in the previous fiscal year. Non-GAAP operating margin was 7.8% compared to 10.3% a year ago.

First Quarter 2019 Outlook

The Company expects revenue to be between $230.0 million to $250.0 million and GAAP diluted net (loss) income per share to be in the range of ($0.03) to $0.07. The Company expects non-GAAP net income per diluted share to be in the range of $0.09 to $0.19.

Conference Call

The call will take place at 1:45 p.m. PT and can be accessed by dialing 1-844-826-3034 or 1-412-317-5179 (international). No passcode is required. A replay of the call will be available by dialing 1-877-344-7529 or 1-412-317-0088 (international) and entering the confirmation code 10128320. The Webcast will be available on the Investor Relations section of the Company's website at http://uct.com/investors/events/.

About Ultra Clean Holdings, Inc.

Ultra Clean Holdings, Inc. is a leading developer and supplier of critical subsystems, ultra-high purity cleaning and analytical services primarily for the semiconductor industry. Ultra Clean offers its customers an integrated outsourced solution for major subassemblies, improved design-to-delivery cycle times, design for manufacturability, prototyping and component manufacturing, and tool chamber parts cleaning and coating, as well as microcontamination analytical services. Ultra Clean is headquartered in Hayward, California. Additional information is available at www.uct.com.

Use of Non-GAAP Measures

Management uses non-GAAP net income and net income per diluted share to evaluate the Company's operating and financial results. We believe the presentation of non-GAAP results is useful to investors for analyzing our core business and business trends and comparing performance to prior periods, along with enhancing investors' ability to view the Company's results from management's perspective. The presentation of this additional information should not be considered a substitute for results prepared in accordance with GAAP. Tables presenting reconciliations of non-GAAP results to U.S. GAAP results are included at the end of this press release. A reconciliation of our guidance for non-GAAP net income per diluted share for the first quarter of 2019 is not available due to fluctuations in the geographic mix of our earnings from quarter to quarter, which impacts our tax rate and cannot be reasonably predicted or determined. As a result, such reconciliation is not available without unreasonable efforts and we are unable to determine the probable significance of the unavailable information.

Safe Harbor Statement

The foregoing information contains, or may be deemed to contain, "forward-looking statements" (as defined in the US Private Securities Litigation Reform Act of 1995) which reflect our current views with respect to future events and financial performance. We use words such as "anticipates,", “projection”, “outlook”, “forecast”, "believes," "plan," "expect," "future,"' "intends," "may," "will," "estimates,", “see”, "predicts," and similar expressions to identify these forward-looking statements. Forward looking statements included in this press release include our expectations about the semiconductor capital equipment market and our first quarter 2019 outlook. All forward-looking statements address matters that involve risks and uncertainties. Accordingly, the Company’s actual results may differ materially from the results predicted or implied by these forward-looking statements. These risks, uncertainties and other factors also include, among others, those identified in "Risk Factors”, "Management's Discussion and Analysis of Financial Condition and Results of Operations'' and elsewhere in our annual report on Form 10-K for the year ended December 29, 2017 as filed with the Securities and Exchange Commission and subsequently filed quarterly reports on Form 10-Q. Additional information will also be set forth in our annual report on Form 10-K for the year ended December 28, 2018. Ultra Clean Holdings, Inc. undertakes no obligation to publicly update or review any forward-looking statements, whether as a result of new information, future developments or otherwise unless required by law.

Contact:

Rhonda Bennetto

Vice President Investor Relations

rbennetto@uct.com

ULTRA CLEAN HOLDINGS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited; in thousands, except per share data)

	Three months ended		Twelve months ended
	December 28,	December 29,	December 28,	December 29,
	2018	2017	2018	2017

Sales	$257,389	$248,886	$1,096,523	$924,351
Cost of goods sold	211,412	204,819	920,682	756,722
Gross profit	45,977	44,067	175,841	167,629

Operating expenses:
Research and development	4,059	3,264	13,287	11,666
Sales and marketing	5,032	3,684	16,306	13,748
General and administrative	26,676	15,162	85,544	52,818
Total operating expenses	35,767	22,110	115,137	78,232
Income from operations	10,210	21,957	60,704	89,397
Interest and other income (expense), net	(5,187)	(378)	(8,436)	(2,455)
Income before provision for income taxes	5,023	21,579	52,268	86,942
Income tax provision	5,335	730	15,319	11,857
Net income (loss)	(312)	20,849	36,949	75,085
Net income (loss) attributable to non-controlling interest	796	-	353	-
Net income (loss) attributable to Ultra Clean Holdings, Inc.	$(1,108)	$20,849	$36,596	$75,085

Net income (loss) per share attributable to Ultra Clean Holdings, Inc. common stockholders:
Basic	$(0.03)	$0.62	$0.95	$2.25
Diluted	$(0.03)	$0.60	$0.94	$2.19
Shares used in computing net income (loss) per share:
Basic	39,009	33,602	38,366	33,409
Diluted	39,009	34,500	38,919	34,303

ULTRA CLEAN HOLDINGS, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited; in thousands)

	December 28,	December 29,
	2018	2017
ASSETS
Current assets:
Cash and cash equivalents	$144,145	$68,306
Accounts receivable, net of allowance	108,024	90,213
Inventory	186,116	236,840
Other current assets	21,088	12,089
Total current assets	459,373	407,448

Equipment and leasehold improvements, net	142,922	32,246
Goodwill	155,472	85,248
Purchased intangibles, net	193,707	31,587
Deferred tax assets, net	2,323	4,951
Other non-current assets	8,110	1,932
Total assets	$961,907	$563,412

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Bank borrowings	$9,671	$12,381
Accounts payable	99,011	173,521
Other current liabilities	33,542	21,445
Total current liabilities	142,224	207,347

Bank borrowings, net of current portion	331,549	39,893
Deferred tax liability	7,990	9,981
Other long-term liabilities	28,497	5,886
Total liabilities	510,260	263,107

Stockholders’ equity:
Common stock	287,127	185,336
Retained earnings	149,718	113,122
Accumulated other comprehensive income (loss)	(886)	1,847
Ultra Clean Holdings, Inc. stockholders' equity	435,959	300,305
Noncontrolling interest	15,688	-
Total stockholders’ equity	451,647	300,305
Total liabilities and stockholders’ equity	$961,907	$563,412

ULTRA CLEAN HOLDINGS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(unaudited; in thousands)

	Twelve Months Ended
	December 28,	December 29,
	2018	2017
Cash flows from operating activities:
Net income including noncontrolling interests	$ 36,949	$ 75,085
Adjustments to reconcile net income to net cash provided by operating activities (excluding assets acquired and liabilities assumed):
Depreciation and amortization	21,907	10,865
Stock-based compensation	10,272	7,757
Others	(308)	(206)
Changes in assets and liabilities:
Accounts receivable	7,694	(14,930)
Inventories	50,151	(131,874)
Prepaid expenses and other	(2,407)	(4,911)
Deferred income taxes	(82)	(3,755)
Other non-current assets	(162)	(582)
Accounts payable	(82,951)	99,569
Accrued compensation and related benefits	2,048	2,777
Income taxes payable	798	8,177
Other liabilities	1,474	933
Net cash provided by operating activities	45,383	48,905
Cash flows from investing activities:
Purchases of equipment and leasehold improvements	(29,487)	(16,149)
Acquisition of Quantum, net of cash acquired	(319,781)	—
Net cash used for investing activities	(349,268)	(16,149)
Cash flows from financing activities:
Proceeds from bank borrowings	387,054	15,076
Proceeds from issuance of common stock	94,611	1,816
Principal payments on bank borrowings	(86,354)	(31,248)
Debt issuance costs paid	(12,144)	—
Employees’ taxes paid upon vesting of restricted stock units	(3,092)	(2,714)
Net cash provided by (used for) financing activities	380,075	(17,070)
Effect of exchange rate changes on cash and cash equivalents	(351)	155
Net increase in cash and cash equivalents	$ 75,839	$ 15,841
Cash and cash equivalents at beginning of period	68,306	52,465
Cash and cash equivalents at end of period	$ 144,145	$ 68,306

ULTRA CLEAN HOLDINGS, INC.
UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP ADJUSTED RESULTS

	Three Months Ended			Twelve Months Ended
	December 28,	December 29,	September 28,	December 28,	December 29,
	2018	2017	2018	2018	2017
Reconciliation of GAAP Net Income (loss) to Non-GAAP Net Income (in thousands)
Reported net income (loss) attributable to Ultra Clean Holdings, Inc. on a GAAP basis	$ (1,108)	$ 20,849	$ (5,997)	$ 36,596	$ 75,085
Amortization of intangible assets (1)	4,973	1,745	2,411	9,580	5,438
Reduction in force (2)	297	-	1,319	2,640	-
Product transition fees (3)	-	-	657	657	-
Executive transition costs (4)	418	-	246	2,064	-
Disposal of business unit (5)	-	-	1,082	1,082	-
Bank transaction costs (6)	-	-	99	99	-
Acquisition costs (7)	613	-	9,391	10,003	-
Facility lease early exit costs (8)	117	-	-	117	-
Income tax effect of non-GAAP adjustments (9)	(1,101)	(229)	(2,220)	(4,501)	(714)
Income tax effect of valuation allowance (10)	4,474	(2,096)	4,865	6,355	469
Non-GAAP net income attributable to Ultra Clean Holdings, Inc.	$ 8,683	$ 20,269	$ 11,853	$ 64,692	$ 80,278

Reconciliation of GAAP Income from operations to Non-GAAP Income from operations (in thousands)
Reported income from operations on a GAAP basis	$ 10,210	$ 21,957	$ 922	$ 60,704	$ 89,397
Amortization of intangible assets (1)	4,973	1,745	2,411	9,580	5,438
Reduction in force (2)	297	-	1,319	2,640	-
Product transition fees (3)	-	-	657	657	-
Executive transition costs (4)	418	-	246	2,064	-
Acquisition costs (7)	613	-	9,391	10,003	-
Facility lease early exit costs (8)	117	-	-	117	-
Non-GAAP income from operations	$ 16,628	$ 23,702	$ 14,946	$ 85,765	$ 94,835

Reconciliation of GAAP Operating margin to Non-GAAP Operating margin
Reported operating margin on a GAAP basis	4.0%	8.8%	0.4%	5.5%	9.7%
Amortization of intangible assets (1)	1.9%	0.7%	1.0%	0.9%	0.6%
Reduction in force (2)	0.1%	0.0%	0.6%	0.2%	0.0%
Product transition fees (3)	0.0%	0.0%	0.3%	0.1%	0.0%
Executive transition costs (4)	0.2%	0.0%	0.1%	0.2%	0.0%
Acquisition costs (7)	0.3%	0.0%	4.0%	0.9%	0.0%
Facility lease early exit costs (8)	0.0%	0.0%	0.0%	0.0%	0.0%
Non-GAAP operating margin	6.5%	9.5%	6.4%	7.8%	10.3%

Reconciliation of GAAP Gross profit to Non-GAAP Gross profit (in thousands)
Reported gross profit on a GAAP basis	$ 45,977	$ 44,067	$ 34,995	$ 175,841	$ 167,629
Amortization of intangible assets (1)	1,363	-	-	1,363	-
Reduction in force (2)	297	-	1,197	2,431	-
Product transition fees (3)	-	-	657	657	-
Executive transition costs (4)	418	-	-	418	-
Non-GAAP gross profit	$ 48,055	$ 44,067	$ 36,849	$ 180,710	$ 167,629

Reconciliation of GAAP Gross margin to Non-GAAP Gross margin
Reported gross margin on a GAAP basis	17.9%	17.7%	15.0%	16.0%	18.1%
Amortization of intangible assets (1)	0.5%	0.0%	0.0%	0.1%	0.0%
Reduction in force (2)	0.0%	0.0%	0.4%	0.2%	0.0%
Product transition fees (3)	0.1%	0.0%	0.3%	0.1%	0.0%
Executive transition costs (4)	0.2%	0.0%	0.0%	0.1%	0.0%
Non-GAAP gross margin	18.7%	17.7%	15.7%	16.5%	18.1%

Reconciliation of GAAP Interest and other income (expense) to Non-GAAP Interest and other income (expense) (in thousands)
Reported interest and other income (expense) on a GAAP basis	$ (5,187)	$ (378)	$ (2,766)	$ (8,436)	$ (2,455)
Disposal of business unit (5)	-	-	1,082	1,082	-
Bank transaction costs (6)	-	-	99	99	-
Non-GAAP interest and other income (expense)	$ (5,187)	$ (378)	$ (1,585)	$ (7,255)	$ (2,455)

1 Amortization of intangible assets related to the Company's acquisitions of AIT, Thermal, FDS and QGT
2 Represents severance costs related to the company’s reduction in force during the quarter
3 One-time product transition payment
4 Represents termination benefits paid to a former executive of the Company
5 Represents the loss on disposal of the Company's 3D printing operations in Singapore
6 Represents the writeoff of debt issuance costs, bank fees related to the payoff of remaining debt with East West Bank.
7 Represents costs related to the acquisition of QGT
8 Represents lease related costs due to the early exit of a facility
9 Tax effect of items (1) through (8) above based on the non-GAAP tax rate shown below
10 The Company's GAAP tax expense is generally higher than the Company's non-GAAP tax expense, primarily due to losses in the U.S. with full federal and state valuation allowances. The Company's non-GAAP tax rate and resulting non-GAAP tax expense considers the tax implications as if there was no federal or state valuation allowance position in effect.

	Three Months Ended			Twelve Months Ended
	December 28,	December 29,	September 28,	December 28,	December 29,
	2018	2017	2018	2018	2017
Reconciliation of GAAP Earnings Per Diluted Share to Non-GAAP Earnings Per Diluted Share
Reported net income (loss) on a GAAP basis	(0.03)	$ 0.60	$ (0.15)	$ 0.94	$ 2.19
Amortization of intangible assets	0.13	0.05	0.06	0.25	0.16
Reduction in force	0.01	-	0.03	0.07	-
Product transition fees	-	-	0.02	0.02	-
Executive transition costs	0.01	-	0.01	0.05	-
Disposal of business unit	-	-	0.03	0.03	-
Bank transaction costs	-	-	-	0.00	-
Acquisition costs	0.02	-	0.24	0.26	-
Facility lease early exit costs	0.00	-	-	0.00	-
Income tax effect of non-GAAP adjustments	(0.03)	(0.01)	(0.06)	(0.12)	(0.02)
Income tax effect of valuation allowance	0.12	(0.05)	0.12	0.16	0.01
Non-GAAP net income	$ 0.23	$ 0.59	$ 0.30	$ 1.66	$ 2.34
Weighted average number of diluted shares (thousands)	39,009	34,500	38,930	38,919	34,303

ULTRA CLEAN HOLDINGS, INC.
UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP EFFECTIVE INCOME TAX RATE

	Three Months Ended			Twelve Months Ended
	December 28,	December 29,	September 28,	December 28,	December 29,
	2018	2017	2018	2018	2017
(in thousands, except percentages)
Provision for income taxes on a GAAP basis	$ 5,335	$ 730	$ 4,596	$ 15,319	$ 11,857
Income tax effect of non-GAAP adjustments (1)	1,101	229	2,220	4,501	714
Income tax effect of valuation allowance (2)	(4,474)	2,096	(4,865)	(6,355)	(469)
Non-GAAP provision for income taxes	$ 1,962	$ 3,055	$ 1,951	$ 13,465	$ 12,102

Income (loss) before income taxes on a GAAP basis	$ 5,023	$ 21,579	$ (1,844)	$ 52,268	$ 86,942
Amortization of intangible assets	4,973	1,745	2,411	9,580	5,438
Reduction in force	297	-	1,319	2,640	-
Product transition fees	-	-	657	657	-
Executive transition costs	418	-	246	2,064	-
Disposal of business unit	-	-	1,082	1,082	-
Bank transaction costs	-	-	99	99	-
Acquisition costs	613	-	9,391	10,003	-
Facility lease early exit costs	117	-	-	117	-
Non-GAAP income before income taxes	$ 11,441	$ 23,324	$ 13,361	$ 78,510	$ 92,380
Effective income tax rate on a GAAP basis	106.2%	3.4%	-249.2%	29.3%	13.6%
Non-GAAP effective income tax rate	17.2%	13.1%	14.6%	17.2%	13.1%
1 Tax effect of items (1) through (8) above based on the non-GAAP tax rate
2 The Company's GAAP tax expense is generally higher than the Company's non-GAAP tax expense, primarily due to losses in the U.S. with full federal and state valuation allowances. The Company's non-GAAP tax rate and resulting non-GAAP tax expense considers the tax implications as if there was no federal or state valuation allowance position in effect.